                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                        BURGER KING INVESTORS MASTER L.P.



          The undersigned persons, desiring to form a limited partnership pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware and constituting all of the general partners of the limited partnership, hereby certify and swear as follows:

          I. NAME: The name of the limited partnership is Burger King Investors Master L.P.

       II. REGISTERED OFFICE AND REGISTERED AGENT: The address of the registered office of the limited partnership is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, and the name and address of the registered agent of the limited partnership is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801.

      III. NAME AND ADDRESS OF EACH GENERAL PARTNER: The name and the business address of each general partner of the limited partnership are as follows:

               MANAGING GENERAL PARTNER:

               QSV Properties Inc.
               Pillsbury Center
               200 South Sixth Street
               Minneapolis, Minnesota 55402-1464

               SPECIAL GENERAL PARTNER:

               Burger King Corporation
               7360 North Kendall Drive
               Miami, Florida 33156

     IN WITNESS WHEREOF, the undersigned have executed this Certificate, or have caused this Certificate to be duly executed on their behalf, as of the 10th day of December, 1985.

                              BURGER KING INVESTORS MASTER L.P.

                              By:  QSV Properties Inc., Managing
                                   General Partner

                                   By: /s/ [ILLEGIBLE]
                                      ----------------------------
                                        Its: General Manager and
                                             Chairman

                              By:  Burger King Corporation,
                                   Special General Partner

                                   By: /s/ J. Jeffrey Campbell
                                      ----------------------------
                                        Its: Chairman and Chief
                                             Executive Officer

                                        STATE OF DELAWARE
                                        SECRETARY OF STATE
                                        DIVISION OF CORPORATIONS
                                        FILED 09:00 AM 07/07/1994
                                        944124824 - 2077842

                                AMENDMENT TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        BURGER KING INVESTORS MASTER L.P.

     This Amendment (this "Amendment") to the Certificate of Limited Partnership (the "Certificate of Limited Partnership") of Burger King Investors Master L.P. (the "Partnership") has been executed by the Managing General Partner thereof as of the date set forth below to change the business address of the Managing General Partner set forth in the Certificate of Limited Partnership.

                                GENERAL PARTNERS

     Article III of the Certificate of Limited Partnership is hereby amended and restated to read as follows:

          III. NAME AND ADDRESS OF EACH GENERAL PARTNER. The name and business address of each general partner of the limited partnership are as follows:

          GENERAL PARTNER                           BUSINESS ADDRESS

          QSV Properties, Inc.,                     5310 Harvest Hill Road
            the Managing General Partner            Suite 270, LB 168
                                                    Dallas, Texas 75230

          Burger King Corporation,                  7360 North Kendall Dr.
            the Special General Partner             Miami, Florida 33156

     IN WITNESS WHEREOF, the Managing General Partner has executed this Amendment as of the 1st day of July, 1994.

                         QSV PROPERTIES, INC., as the Managing
                           General Partner of the Partnership

                         By: /s/ [ILLEGIBLE]
                            ----------------------------
                         Name:/s/ [ILLEGIBLE]
                            ----------------------------
                         Title:/s/ [ILLEGIBLE]
                            ----------------------------

                                        STATE OF DELAWARE
                                        SECRETARY OF STATE
                                        DIVISION OF CORPORATIONS
                                        FILED 09:00 AM 11/07/1994
                                        944213702 - 2077842



                                AMENDMENT TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        BURGER KING INVESTORS MASTER L.P.


     This Amendment (this "Amendment") to the Certificate of Limited Partnership (the "Certificate of Limited Partnership") of Burger King Investors Master L.P. (the "Partnership") has been executed by the Managing General Partner thereof to change the name of the Partnership.

                                      NAME


     Article I of the Certificate of Limited Partnership is hereby amended and restated to read as follows:

          I.   NAME.  The name of the limited partnership is U.S.
     Restaurant Properties Master L.P.

     IN WITNESS WHEREOF, the Managing General Partner has executed this Amendment as of the 28th day of October,1994, to be effective as of 4:00 p.m., Eastern Time, on the 11th day of November, 1994.

                              QSV PROPERTIES INC., as the
                                Managing General Partner of the
                                Partnership

                         By: /s/ [ILLEGIBLE]
                            ----------------------------
                         Name:/s/ [ILLEGIBLE]
                            ----------------------------
                         Title:/s/ [ILLEGIBLE]
                            ----------------------------

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/30/1994
9442431657 - 2077842


                                AMENDMENT TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                     U.S. RESTAURANT PROPERTIES MASTER L.P.

     This Amendment (this "Amendment") to the Certificate of Limited Partnership (the "Certificate of Limited Partnership") of U.S. Restaurant Properties Master L.P. (the "Partnership") has been executed by the Managing General Partner thereof as of the date set forth below to reflect the withdrawal of Burger King Corporation as a general partner.

                               GENERAL PARTNER

     Article III of the Certificate of Limited Partnership is hereby amended and restated to read as follows:

          III NAME AND ADDRESS OF THE SOLE GENERAL PARTNER. The name and business address of the sole general partner of the limited partnership are as follows:


          GENERAL PARTNER          BUSINESS ADDRESS

     QSV Properties Inc.,          5310 Harvest Hill Road, Suite 270
       the Managing General        Dallas, Texas 75230
       Partner


     IN WITNESS WHEREOF, the Managing General Partner has executed this Amendment as of the 30th day of November, 1994.

                         QSV PROPERTIES INC., as the Managing
                           General Partner of the Partnership

                         By: /s/ [ILLEGIBLE]
                            ----------------------------
                         Name:/s/ [ILLEGIBLE]
                            ----------------------------
                         Title:/s/ [ILLEGIBLE]
                            ----------------------------